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PROSPECTUS SUPPLEMENT DATED AUGUST 15, 2008

The purpose of this mailing is to provide you with changes to the current Prospectus for Class A, B, C and Institutional Class shares of the Fund listed below:

AIM HIGH INCOME MUNICIPAL FUND

Since August 5, 2005, the fund has limited the sale of its shares to new investors due to the advisor's belief that the types of municipal securities that meet the fund's investment criteria are sometimes in limited supply. After its last closing on September 21, 2007, the fund re-opened to all investors on March 3, 2008 and was most recently scheduled to close again on August 29, 2008. The advisor has determined that there remains an ample supply of the types of municipal securities that meet the fund's investment criteria and, therefore, is extending the re-opening to all investors. The fund may in the future resume limiting public sales of its shares to certain investors. See "Other Information -- Limited Fund Offering" in your prospectus.

Accordingly, the last sentence on the front cover page of the prospectus is deleted in its entirety and replaced with the following sentence:

         "The fund may, in the future, limit public sales of its shares to certain investors."

In addition, the "Other Information -- Limited Fund Offering" section in your prospectus is hereby deleted in its entirety and replaced with the following:

         "Due to the limited availability of certain municipal securities that met the portfolio manager's investment process for the fund, the fund limited public sales of its shares to new investors, effective as of the close of business on September 21, 2007. The advisor determined there was an ample supply of the types of securities in which the fund invests to permit a limited reopening of the fund commencing with the start of business on March 3, 2008, and scheduled to close on the earlier of close of business on or about August 29, 2008 or when the fund reached $800 million in assets. The advisor has determined that there is currently an ample supply of the types of securities in which the fund invests to permit the fund to remain open to all investors. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.

         The fund may, in the future, limit public sales of its shares to certain investors."